Organization	3 Months Ended
Mar. 31, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization

1. Organization

Pulmatrix, Inc. (“Pulmatrix” or the “Company”) was incorporated in 2013 as a Delaware corporation. The Company is a biopharmaceutical company that has focused on the development of a novel inhaled therapeutic products intended to prevent and treat migraine and respiratory diseases with important unmet medical needs using its patented iSPERSE™ technology. The Company’s proprietary dry powder delivery platform, iSPERSE™, is engineered to deliver small, dense particles with highly efficient dispersibility and delivery to the airways, which can be used with an array of dry powder inhaler technologies and can be formulated with a variety of drug substances.

Agreement and Plan of Merger and Reorganization

On March 26, 2026, Pulmatrix and Eos SENOLYTIX, Inc., a Delaware corporation (“Eos”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other matters, PUOS Merger Sub, Inc., a direct wholly owned subsidiary of Pulmatrix (“Merger Sub”), will merge with and into Eos, with Eos continuing as the surviving corporation and a wholly owned subsidiary of Pulmatrix (the “Merger”). In connection with the Merger, Eos and Pulmatrix entered into definitive agreements for concurrent private financings of $19 million in aggregate gross proceeds (collectively, the “Financings”), including a $1.0 million investment in Pulmatrix.

Under the Exchange Ratio formula set forth in the Merger Agreement, upon the closing of the Merger (the “Closing”), on a pro forma basis and based upon the number of shares of Pulmatrix common stock expected to be issued in the Merger, pre-Merger Eos stockholders, including investors participating in the Financings and holders of shares issued in payment of placement agent and advisory fees, will own approximately 94% of the combined company and Pulmatrix stockholders will own approximately 6% of the combined company on a fully-diluted basis (excluding any shares reserved for future grants under Pulmatrix’s equity incentive plans).

The consummation of the Merger is subject to approval by Pulmatrix stockholders and Eos stockholders, as well as other customary closing conditions, including the effectiveness of a registration statement filed with the Securities and Exchange Commission in connection with the transaction and Nasdaq’s approval of the listing of the shares of Pulmatrix common stock to be issued in connection with the Merger. If the Merger is completed, the business of Eos will continue as the business of the combined company.

The Merger Agreement contains certain termination rights of each of Pulmatrix and Eos. At the Effective Time, the board of directors of Pulmatrix is expected to consist of six members, one of which will be a director designated by Pulmatrix, and the remainder of which will be designated by Eos.

The Company’s future operations are highly dependent on the success of the Merger and there can be no assurances that the Merger will be successfully consummated. If the Merger is not consummated, the Company’s board of directors may decide to pursue a dissolution and liquidation.